UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: December 6, 2017
Earliest event reported: December 5, 2017

Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	001-09972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

560 N. Rogers Road, Olathe, KS	66062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 764-1045

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.
The slide presentation included as an exhibit to this Form 8-K Current Report will be used at investor meetings beginning on December 5, 2017. The information in item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01.      Financial Statements and Exhibits.
(d)     Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description of Exhibit
99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Dated: December 6, 2017	By:	/s/ Kevin Johnson
Kevin Johnson, CFO